SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 11, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


          California                    0-27122                  94-2900635
(State or Other Jurisdiction of     (Commission File Number)   (IRS Employer
        Incorporation)                                       Identification No.)

                 3011 Triad Drive                                 94551
                  Livermore, CA                                 (Zip Code)
         (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (925) 245-3400

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events.

         This report is being filed by Adept Technology, Inc. ("Adept") to announce that, on April 11, 2003, Adept received a notice from Nasdaq indicating that its securities will be delisted from The Nasdaq Stock Market as of the open of business on Tuesday, April 15, 2003. The press release issued by Adept relating to the announcement is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description

         99.1                 Press Release of Adept issued on April 14, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ADEPT TECHNOLOGY, INC.



Date:  April 14, 2003        By: /s/  Michael W. Overby
                                 -----------------------------------------------
                                      Michael W. Overby
                                      Vice President and Chief Financial Officer


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